                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                December 31, 2002

                           ALLEGHENY BANCSHARES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       WEST VIRGINIA                   TO BE ASSIGNED             22-3888163
----------------------------   -------------------------     -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
       of incorporation)                                     Identification No.)


                              300 NORTH MAIN STREET
                                  P.O. BOX 487
                          FRANKLIN, WEST VIRGINIA 26807
               --------------------------------------------------
               (Address of Principal Executive Offices, Zip Code)


       Registrant's telephone number, including area code: (304) 358-2311

Item 2.  Acquisition or Disposition of Assets.

      Pursuant to an Agreement and Plan of Merger (the "Agreement") entered into by Allegheny Bancshares, Inc. ("Allegheny"), and Pendleton County Bank (the "bank"), Allegheny acquired 100% of the bank's outstanding common stock, and the bank became a wholly-owned subsidiary of Allegheny. The bank's shareholders exchanged their bank common stock for Allegheny common stock and became shareholders of Allegheny. The common stock is deemed registered under Section 12g-3(a) of the Securities Exchange Act of 1934. The bank will continue its current operations as a wholly-owned subsidiary of Allegheny. Pursuant to the terms of the Agreement, each outstanding share of the bank's common stock converted into one share of Allegheny common stock. Also under the Agreement, the bank will maintain a separate corporate identity under its corporate name, "Pendleton County Bank." It is anticipated that the operations of the bank will continue in substantially the same manner and with the same officers and employees as it did prior to the transaction.

      The description contained herein of the transaction is qualified in its entirety by reference to the Agreement attached hereto as Exhibit 2.

Item 7.  Financial Statements and Exhibits.

      (a)   Financial Statements.

            The financial statements required by Item 7(a) are attached as
            Exhibit 99 filed herewith.

      (b)   Pro Forma Financial Information.

            Because the transaction involved the formation of a one-bank holding company, and Allegheny had no significant operations prior to the transaction, full pro forma financial information is not presented.

      (c)   Exhibits.

            The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 15, 2003                    Allegheny Bancshares, Inc.


                                     By     /s/ William A. Loving, Jr.
                                       -----------------------------------------
                                            William A. Loving, Jr.
                                            Executive Vice President/Chief
                                            Executive Officer

                                  EXHIBIT INDEX

Exhibit 2                                           Agreement and Plan of Merger
                                                                  by and between
                                                      Allegheny Bancshares, Inc.
                                                       and Pendleton County Bank

Exhibit 99                                                  Financial Statements